Exhibit 10.14

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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Commercial Supply Agreement

This Commercial Supply Agreement (“Agreement”) is made and entered into as of May 14, 2018 (“Effective Date”) by and between PYRAMID Laboratories Inc. (“PYRAMID”), a California Corporation, having its principal place of business at 3598 Cadillac Avenue, Costa Mesa, California 92626 and Xeris Pharmaceuticals, Inc. (“Client”), a Delaware corporation, having its principal place of business at 180 N. LaSalle Street, Suite 1800, Chicago, Illinois, 60601, collectively the “Parties” and individually a “Party”.

PURPOSE

Client is engaged in the research, development and commercialization of pharmaceutical products;

PYRAMID is engaged in the business of providing product development and commercial manufacturing services for pharmaceutical products;

PYRAMID and Client previously entered into a Master Service Agreement on November 1, 2016 (“Master Service Agreement”) to provide development services, produce clinical supplies, and produce commercial registration batches for pharmaceutical development programs, including products now defined as Commercial Product;

NOW, THEREFORE, Client wishes to engage PYRAMID to perform the cGMP manufacturing Services for Commercial Product and PYRAMID wishes to provide such manufacturing Services to Client, all in accordance with the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the Parties hereto agree as follows:

AGREEMENT

1.	DEFINITIONS

1.1	“Active Pharmaceutical Ingredient”(“API”) means Glucagon Pharmaceutical Grade material as supplied by Client.

1.2	“Affiliates” means any corporation, firm, partnership or other entity which directly or indirectly controls, is controlled by, or is under common control of a Party to this Agreement.

3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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1.3	“Client Materials” means any Active Pharmaceutical Ingredients, equipment, or primary container components supplied to PYRAMID by Client for testing or manufacture of Commercial Product under any Firm Order or Purchase Order. Client Materials are listed in Schedule B.

1.4	“Commercial Product” means the products listed in Schedule C.

1.5	“Firm Order” has the meaning specified Section 3.2.

1.6	“FDA” means the United States Food and Drug Administration.

1.7	“cGMP” means the current Good Manufacturing Practices for manufacturing finished pharmaceutical products as set forth in 21 CFR Parts 210 and 211, the guidelines to GMP (under European directive 2003/94/EC) or any foreign equivalent specified in the applicable Firm Order or Purchase Order.

1.8	“Batch”means a specific quantity of manufactured Commercial Product, or a specific identified portion thereof (each a specific batch or sub-lot), having uniform characteristics and quality within limits as defined in the Specifications (and as set forth in 21 CFR Part 211).

1.9	“Purchase Order” means an order for Commercial Product pursuant to the terms of this Agreement and the Quality Agreement, and as defined in Section 3.2.

1.10	“Quality Agreement” means the Quality Agreement between the Parties dated November 16, 2016, and as may be further amended from time to time, which contains current Commercial Product Specifications and specifies Parties’ respective responsibilities regarding the manufacture, packaging, testing, storage, release, quality control, quality assurance and shipment of Commercial Product in accordance with requirements of Regulatory Standards and cGMP’s. In the event that any conflict shall arise between the terms of this Agreement and the Quality Agreement, the terms of this Agreement shall take precedence over the terms of the Quality Agreement in all respects except matters of quality, regulatory affairs and pharmacovigilance, in which case the Quality Agreement shall take precedence.

1.11	“Regulatory Standards” means requirements of the FDA or any foreign equivalent requirements for PYRAMID’s facility, cGMP and all other regulations applicable to PYRAMID, PYRAMID’s facility, and PYRAMID’s manufacture, packaging, testing, quality control, quality assurance and shipment of Commercial Product.

1.12	“Services” has the meaning defined in Section 2.

3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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1.13	“Specifications” means:

(a)	the file, for the Commercial Product, which is provided by Client to PYRAMID and which contains documents related to such Commercial Product, including, without limitation:

(1) written Specifications for Active Pharmaceutical Ingredient, primary container components, PYRAMID supplied materials and consumables, and finished Commercial Product;

(2) manufacturing, process control, packaging and labeling Specifications;

(3) shipping and storage requirements;

(4) all environmental, health and safety information relating to Client Materials and Commercial Product including materials safety data sheets, all as updated, amended and revised from time to time by Client in accordance with the terms of the Agreement; and

(5) any other technical information necessary to carry out the contracted operations correctly in accordance with any legal requirements.

1.15	“Contract Year” means the twelve (12) month period commencing, in the case of the first year of this Agreement, on the Effective Date, and thereafter commencing on the twelve (12) month anniversary date in subsequent years.

1.16	“Calendar Year” means in the case of the first year of this Agreement, the Effective Date through December 31st of the same year, and thereafter January 1 through December 31st in subsequent years.

1.17	“Validation Batch” means a Batch that requires testing and documentation beyond what is required per this Agreement.

1.18	“Intellectual Property” means any and all of the following in any jurisdiction throughout the world: (i) trademarks, trade dress, trade names and service marks, including all applications and registrations therefor and the goodwill connected with the use of and symbolized by the foregoing; (ii) works of authorship and copyrights, including all applications and registrations related to the foregoing; (iii) trade secrets, proprietary information, inventions and confidential know-how; (iv) patents and patent applications; (v) internet domain name registrations, social media and other identifiers of source; and (vi) other intellectual property and related proprietary rights, interests and protections.

3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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2.	SCOPE OF AGREEMENT

Under this Agreement, Client may request PYRAMID to manufacture, fill, package, label, store, and test Commercial Product from time to time (“Services”). PYRAMID shall:

2.1	Ensure that all manufacturing under this Agreement shall be in accordance with the Specifications, the Quality Agreement, Regulatory Standards, cGMP’s and a Purchase Order.

2.2	PYRAMID shall perform quality control and quality assurance testing in accordance with the protocols specified in the Specifications and Quality Agreement. PYRAMID shall not make any changes to such testing protocols without the prior written approval from Client. In the event that any Batch of Commercial Product fails test Specifications, PYRAMID and Client, in accordance with the Quality Agreement, shall jointly determine the proceedings and methods to be undertaken to investigate the causes of such failure, including which Party shall bear the cost of such investigation, provided that PYRAMID shall not be liable for any such costs unless there has been a failure by PYRAMID to provide the Services in accordance with this Agreement or the Quality Agreement. PYRAMID will provide any and all data and results relating to the testing upon request by Client.

2.3	PYRAMID shall receive and perform identity testing of all materials, including PYRAMID supplies, materials and consumables and Client Materials, including the Active Pharmaceutical Ingredient, necessary for manufacturing or as otherwise specified in the Quality Agreement and as necessary to meet cGMP requirements.

2.4	Client shall supply all of the items listed in Schedule B to PYRAMID and Client shall be solely responsible for all costs and expenses relating thereto. Client shall be responsible for ensuring that Client Materials listed in Schedule B are ordered in sufficient quantities and delivered to PYRAMID in sufficient time to enable PYRAMID to meet Rolling Forecast and Firm Order requirements of Client. Client Materials, including the Active Pharmaceutical Ingredient, shall at all times belong to and remain the property of Client. PYRAMID agrees that Client Materials received by PYRAMID shall only be used to provide Services for the Client. Any excess Client Materials shall be returned to Client or destroyed, at Client’s expense, upon request and/or upon expiration or termination of this Agreement.

3.	ORDERING

3.1	Forecasts

3.1.1.	Prior to the end of each month, beginning approximately [***] prior to the expected FDA approval date for a Commercial Product, Client shall

3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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provide a written [***] forecast of the volume for each Commercial Product that Client anticipates will be required to be produced and delivered to Client (or designee) during the following [***] (“Rolling Forecast”). Rolling Forecasts will be updated by Client at the end of each subsequent month and PYRAMID shall inform Client within [***] of receiving an updated forecast if a Rolling Forecast cannot be met or is at risk of not being met. Failure of PYRAMID to accept or reject a Rolling Forecast within [***] of receipt shall be deemed an acceptance of the forecast and confirmation of having suitable available capacity for [***] of the Rolling Forecast.

3.1.2.	At the beginning of each Calendar Year, Client shall provide a written [***] forecast for each Commercial Product (“Long Term Forecast”). PYRAMID shall review the Long-Term Forecast within [***] and provide a written commitment of total production capacity available for Commercial Product for the following [***] period (“Total Capacity Commitment”). Failure of PYRAMID to accept or reject a Long-Term Forecast within [***] of receipt shall be deemed as making a Total Capacity Commitment for [***] of the Long-Term Forecast. If Client’s Long-Term Forecast cannot be manufactured due to PYRAMID’s limitations of the Total Capacity Commitment, Parties agree in good faith to evaluate and agree to alternative solutions, provided however, Client shall have the option of [***] as provided for under Section 24.

3.2	Orders

3.2.1	On or before the last day of each month, Client shall provide firm written orders for Commercial Product to PYRAMID, and such orders shall specify the amount of Commercial Product that shall be produced by PYRAMID and delivered to Client on a date not less than [***] from the first day of the following month (each a “Firm Order”). Firm Orders shall be submitted to PYRAMID in the form of individual or multiple Purchase Orders and shall specify Client’s Purchase Order number, quantities for each Commercial Product, delivery schedule, and any other elements necessary to ensure the timely production and delivery of the Commercial Product (each a “Purchase Order”). Purchase Orders for Commercial Products shall be firm and binding on Client except as otherwise provided for in Sections 3.2.4 and 3.2.5.

3.2.2	Each batch of Commercial Product shall have an expected output based on manufacturing scale and yield (“Target Batch Yield”), as further defined in Schedule A, and may only submit Purchase Orders for Commercial Product in multiples of the Target Batch Yield. At the beginning of each Calendar Year, Parties agree to review and revise Target Batch Yield for Commercial Products, as necessary, based on updated production history.

3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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3.2.3	PYRAMID shall inform Client within [***] in writing or by email if a Purchase Order cannot be filled and delivered as requested. Failure of PYRAMID to accept or reject a Purchase Order within [***] of receipt shall be deemed an acceptance of the Purchase Order.

3.2.4	[***].

3.2.5	Client shall not be allowed to adjust or cancel a Purchase Order [***] unless Parties mutually agree to utilize manufacturing time allocated for the Purchase Order for another Commercial Product or comparable Client special project under the Master Service Agreement.

3.2.6	Client Materials must be received by PYRAMID at least [***] in advance of scheduled Purchase Order manufacturing in order to reserve necessary PYRAMID resources and manufacturing time.

3.2.7	Each Batch under a Purchase Order delivered more than [***] beyond the delivery date specified in a Purchase Order shall be considered a Late Delivery (“Late Delivery”) and PYRAMID shall incur a penalty as further defined in Section 7.2. For clarity, Late Deliveries due to (a) Client’s failure to supply Client Materials in advance of scheduled manufacturing, or (b) quality issues related to such Client Materials, or (c) changes agreed upon in Sections 3.2.4 and 3.2.5 shall not be considered a Late Delivery.

3.3	Pricing

3.3.1	At the beginning of each Calendar Year, based on the quantity of Commercial Product forecasted by Client in the most recent Rolling Forecast for that Calendar Year, Parties agree to select and apply the appropriate pricing schedule as defined in Schedule A. The selected pricing schedule shall apply to all Client’s Purchase Orders scheduled for delivery during that Calendar Year, including Purchase Orders previously created and scheduled for delivery in that Calendar Year, and for which pricing shall be adjusted accordingly as required.

3.3.2	Parties agree that prices set forth in Schedule A shall be updated [***].

3.3.3	Parties agree that since Validation Batches require additional documentation and testing, pricing for any such Validation Batches shall be [***] compared to the then applicable Commercial Product Purchase Order price. PYRAMID will produce a Validation Batch only upon the written request of Client submitted in a Purchase Order.

3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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3.3.4	At the end of each Calendar Year, based on the actual quantity of Commercial Product ordered by Client, defined as all Purchase Orders scheduled for delivery in that Calendar Year, Parties agree to review annual purchase volume to determine if a different pricing schedule should have been applied for the past full Calendar Year. As a result of the review and reconciliation process, and if required, PYRAMID shall issue a credit to Client for any amount due and apply it to the following years purchases, or Client shall pay PYRAMID for any amount due [***] of completing the year end reconciliation process.

4.	MANUFACTURING

4.1	PYRAMID will manufacture, package and label Batches for Purchase Orders in accordance with Section 2 of this Agreement, Commercial Product Specifications, the Quality Agreement and cGMP’s.

4.2	PYRAMID shall test Batches and deliver Batch documentation for each Purchase Order to Client in accordance with the Quality Agreement, and such Batch documentation shall be delivered to Client at least [***] prior to the delivery date specified on each Purchase Order.

4.3	If the yield of a Batch is [***] below the Target Batch Yield as defined in Schedule A, Parties agree to investigate the root cause for the lower yield in accordance with the Quality Agreement. If the cause of the lower than expected yield is due to operator error or gross negligence by PYRAMID, PYRAMID may be subject to a penalty as further defined in Section 7.2.

4.4	PYRAMID shall replace any Batch that does not meet Specifications and is due to PYRAMID failure [***] and as soon as reasonably possible, and PYRAMID shall [***] as defined in Section 7.2.5. For clarity, any Batch rejection due to a failure of Client Materials shall not result in a PYRAMID liability as provided for herein and Parties shall work together at Client’s cost to replace the Batch as soon as reasonably possible.

4.5	Services related to Commercial Product that are outside of routine commercial manufacturing and supply as defined within this Agreement shall be managed separately as special projects and in accordance with the Master Service Agreement.

5.	SPECIFICATIONS

Specifications for Commercial Product and any proposed revision to such Specifications shall be managed in accordance with the Quality Agreement. Revisions to Specifications requested by either Party will only be implemented following a technical review and cost

3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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assessment by PYRAMID and are subject to Client and PYRAMID reaching agreement as to pricing revisions in Schedule A, if necessitated by any such revision. If Client accepts a proposed price change, the proposed revision to the Specifications shall be implemented in accordance with the Quality Agreement, and the price change shall become effective only with respect to those Purchase Orders that are manufactured in accordance with the revised Specifications. If Parties cannot agree on a proposed price revision, Client shall have the right to terminate the Agreement in accordance with Section 24.

6.	SHIPPING

6.1	PYRAMID will prepare and ship Quality Control samples for Commercial Product to a laboratory designated by Client for testing, as required, in accordance with the Specifications and Quality Agreement.

6.2	Once a Commercial Product Batch is fully tested and released in accordance with Sections 4.2 and 9, the Specifications and the Quality Agreement, Client will arrange for pick up and shipment of the Commercial Product in accordance with the Specifications and Purchase Order. Client shall be responsible for payment of freight, insurance, customs duties and related charges for delivery of packaged Commercial Product to Client or alternate recipient as designated by Client, unless otherwise specified in the Purchase Order.

7.	INVOICING, PAYMENT, ADJUSTMENTS

7.1	Invoicing and Payment

7.1.1

7.1.1	Purchase Orders may require a down payment as defined in Schedule A. PYRAMID shall invoice Client for any such down payment upon receipt of a signed Purchase Order and payment of such invoice are due [***] after receipt by Client.

7.1.2	PYRAMID shall invoice Client for a Purchase Order after Batch documentation, including a Certificate of Analysis with successful sterility and endotoxin test results, has been delivered to Client in accordance with the Quality Agreement. Each invoice shall identify the Purchase Order number, Client part number, Commercial Product name, quantity delivered, unit price, freight charges and the total amount to be paid by Client. Undisputed invoices are due within [***] after receipt by Client.

7.1.3	Client agrees to pay PYRAMID for production costs associated with cancelled Firm Orders.

3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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7.1.4	All late payments shall bear interest at a rate of [***], if not prohibited by law, otherwise at the highest lawful contract rate.

7.1.5	Except as otherwise provided in the applicable Purchase Order, Client will pay to PYRAMID any federal, state and local sales taxes, if applicable, based on or measured by the sale or use of packaged Products, exclusive of any taxes based on PYRAMID’s income, revenues, gross receipts, personnel, or real or personal property, or other assets.

7.2	Invoice Adjustments

7.2.1	For any firm Purchase Order revised by Client [***] unless Parties mutually agreed to utilize manufacturing time scheduled for the Purchase Order for another purpose, as further defined under Section 3.2.5.

7.2.2	For any Batch that is cancelled by Client, and that is associated with a firm Purchase Order, Client shall pay PYRAMID [***] and Client shall have no further obligations for the Purchase Order.

7.2.3	For any Late Delivery of a Batch under a Purchase Order as further defined in Section 3.2.7, PYRAMID shall incur a penalty of [***].

7.2.4	For any Batch manufactured with a yield of [***] due to PYRAMID operator error or gross negligence as further defined in Section 4.3, Client shall have the option [***] subject to limitations defined under Section 22.

7.2.5	PYRAMID shall be responsible for the replacement cost of any Batch that does not meet Specifications and is not delivered to Client as further described in Section 4.4, [***] subject to limitations defined under Section 22.

7.3	Defaults in Payment

In the event of default in the payment for Services rendered or expenses incurred by PYRAMID for Client, pursuant to this Agreement, Client shall be responsible for all collection fees and expenses incurred by PYRAMID, including attorneys’ fees. In the event of default in the reimbursement for Service fees or Client Materials to Client by PYRAMID, pursuant to this Agreement, PYRAMID shall be responsible for all collection fees and expenses incurred by Client, including attorneys’ fees.

3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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8.	CLIENT MATERIALS AND PRODUCT

8.1	Client Materials will remain Client’s property at all times and will only be used by PYRAMID for the purposes of manufacturing Commercial Product in accordance with this Agreement.

8.2	PYRAMID must store and maintain Client Materials in such a way that they are clearly identifiable as Client’s property and in accordance with the Quality Agreement and cGMP.

8.3	Client Materials will be insured by Client against any damages that may occur during the storage at the premises of PYRAMID. PYRAMID will not be liable for destruction or deterioration of these materials unless destruction or deterioration is due to the negligence or willful misconduct on the part of PYRAMID, and in such case of negligence or willful misconduct, PYRAMID will be insured to cover property loss and limits as further described in Section 21 and 22.

8.4	Client shall provide to PYRAMID the most current technical data relating to the Commercial Product and Client Materials, including, but not limited to, Specifications, material data safety sheets, and pertinent environmental health and safety information, necessary to assure safe handling and disposal of the Commercial Product and the Client Materials by PYRAMID employees.

8.5	PYRAMID will provide to Client a monthly inventory report within [***] after the end of each month. The report will include Client Materials, in process Commercial Product, and finished Commercial Product stored or pending release and shipment, and shall include part number, material description, quantity, lot number, expiration date and material disposition. Parties agree to use best efforts to investigate and reconcile any discrepancies within [***] of Client receiving such inventory report.

9	QUALITY ASSURANCE

The Quality Agreement, as defined in Section 1, forms an integrated part of this Agreement and describes in detail cGMP, quality control and quality assurance responsibilities of each Party. The Quality Agreement includes, but is not limited to, technical and quality contact information, roles and responsibilities, facility and equipment requirements, Commercial Product Specifications, material and vendor management, manufacturing qualification and validation, in-process testing and control, rework or reprocessing, packaging and labeling, analytical testing methods, Batch disposition and documentation, and storage and transportation. The Quality Agreement shall also address the use of subcontractors, specific regulatory and country reporting requirements, change control, deviation and nonconforming product investigations, corrective and preventative actions, and dispute resolution. In the event that any conflict shall arise between the terms of this Agreement and the Quality Agreement, the terms of the Quality Agreement shall take precedence over the terms of this Agreement in all respects related to quality, regulatory affairs and

3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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pharmacovigilance. Parties agree to review the Quality Agreement within [***] of the Execution Date, and update the Quality Agreement as necessary, to reflect this Agreement and related requirements.

10.	REGULATORY INSPECTIONS

PYRAMID’s obligations to notify and cooperate with Client regarding any audit or inspection by a competent regulatory authority with respect to the manufacture or testing of Products will be as set out in the Quality Agreement. All costs associated with PYRAMID’s compliance or support with (a) any official requests for information or documents relating to Services performed or Commercial Products provided by PYRAMID to Client exclusively under this Agreement, or (b) Client Commercial Product regulatory submission, or (c) regulatory authority audits exclusively related to Commercial Product, shall be paid by Client. Client shall reimburse PYRAMID for all such costs including, but not limited to, an hourly charge of [***] for persons responding to requests, travel, lodging, meals, mileage, incidental expenses, reasonable attorneys’ fees for preparation of any person called to testify and associated fees and all other reasonable expenses associated with any such requests.

11.	SITE VISITS

11.1	In accordance with the Quality Agreement, Client may conduct Quality Assurance Site Compliance Audits each calendar year on a date mutually agreed upon by the Parties. The first (1st) day will be at no charge to Client and additional days will be charged at [***]. The Quality Assurance Site Compliance Audit includes the right to inspect any facility being used by PYRAMID for the Services and to inspect all relevant records. Any additional audits specific to Commercial Product, including those by FDA or a Qualified Person, will be charged at [***].

11.2	If Client is conducting a for cause audit or Parties agree that a major non-conformance is found and requires resolution and meetings necessary to verify corrective action has been taken as provided for in the Quality Agreement, such activity will not result in a daily audit charge to Client.

11.3	In accordance with the Quality Agreement, Client may conduct a preparatory audit of PYRAMID in advance of an expected pre-approval inspection by a Regulatory Authority at no charge to the Client.

11.4	PYRAMID will co-operate fully with Client during audits performed under this section, including furnishing to Client copies of all requested documents.

11.5	PYRAMID will provide to Client access to PYRAMID’s facilities at no charge during execution of manufacturing Services under any Purchase Order, upon reasonable notice, for the purpose of providing technical assistance or observing performance of the Services.

3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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12.	RECORDS

12.1	Unless stated otherwise in the Quality Agreement or Specifications, PYRAMID will, at its own expense, store all testing and quality control records relating to Commercial Products onsite for [***]; and for a period of [***] offsite following completion of production of the Commercial Product. At the end of the [***], Client shall be notified to determine whether the records may be destroyed, provided to Client or continue to be stored at Client’s request or expense.

12.2	PYRAMID will maintain, in accordance with Generally Accepted Accounting Principles and Practices, records reflecting the accuracy of PYRAMID’s charges, including invoices for compensation, and other information as Client may reasonably require in connection with this Agreement (“Financial Records”). PYRAMID will preserve such documents, without receipt of additional compensation, for at least [***] after the date of the final payment.

13.	PRODUCT REJECTION, RECALLS, ADVERSE EVENTS

13.1	In accordance with the Quality Agreement, Client will have the right to reject any Commercial Product Batch that has not been manufactured in compliance with PYRAMID’s warranty in Section 17 or does not meet the established Specifications.

13.2	Client’s right of rejection will be exercised by delivery of written notice to PYRAMID in accordance with the procedures set out in the Quality Agreement or within [***] of receiving final Batch release documentation, including a Certificate of Analysis, or in the case of Latent Defects due to a PYRAMID processing failure, shall be upon Client’s discovery any time during the shelf-life of the Commercial Product. For the purposes of this Agreement, “Latent Defect” means a hidden flaw, weakness or imperfection of the Commercial Product unrelated to Client Materials which cannot be readily ascertained from the mere observation or a reasonable or customary inspection of the such product and the root cause for any such Latent Defect must be proven or detected through product investigation. Any quantities of Commercial Product that are rejected pursuant to this section will be returned to PYRAMID at PYRAMID’s expense, and either [***]. For the avoidance of doubt, PYRAMID shall not be liable for Latent Defects related to Client Materials.

13.3

In accordance with the Quality Agreement, if PYRAMID disputes Client’s basis for rejecting a Commercial Product, then PYRAMID must do so in writing within [***] of receiving a rejection notice from Client. The rejected Commercial Product will be tested by an independent GMP laboratory mutually agreed upon by the Parties

3598 Cadillac Avenue • Costa Mesa, CA 92626 • 714-435-9800 • 714-435-9585 (Fax)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

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and the independent laboratory’s determination will be final and binding on the Parties. The cost of such testing will be borne by PYRAMID if the independent laboratory confirms that the product in question does not comply with PYRAMID’s warranty or other limitations, as provided for in Sections 17 and 22. Otherwise, the costs will be borne by Client.

13.4	In accordance with the Quality Agreement, Parties shall work collaboratively in a timely manner to initiate and process Recalls related to Commercial Product. If the cause of the Recall is related to PYRAMID’s failure to comply with PYRAMID’s warranty in Section 17 or other provisions of this Agreement, PYRAMID shall reimburse Client for the cost of the Services and Client Materials used to manufacture the Commercial Product involved in the Recall along with reasonable and documented Recall expenses, subject to limitations provided for in Section 22.

13.5	In accordance with the Quality Agreement, Parties shall work collaboratively in a timely manner to report and investigate Adverse Events and Product Complaints related to Commercial Product.

14.	INTELLECTUAL PROPERTY

14.1	Client will retain ownership of any Intellectual Property in the Specifications, Commercial Product formulation, Commercial Product manufacturing processes and Client Materials. Except for the limited purpose of performing its obligations under this Agreement, PYRAMID is not granted any right, title or interest in any intellectual property owned or controlled by Client.

14.2	All right, title and interest in and to Intellectual Property produced, created, invented or developed by PYRAMID, including without limitation any improvements or modifications to the Client Materials, in performance of formulation development, analytical testing and/or the manufacture of Commercial Product under a Purchase Order (all of the foregoing, “Developed IP”) will be considered a work-made-for-hire and belong to and owned by Client. To the extent such Developed IP is not a work-made-for-hire under the applicable law, PYRAMID does assign and will assign all rights, title, and interest in and to such Developed IP to Client. PYRAMID agrees to reasonably cooperate and to complete, at Client’s expense, any documents necessary for Client to file and prosecute applications for registration of such Developed IP, including filing and prosecuting patent applications with respect to such Developed IP, in Client’s name. PYRAMID will, if deemed necessary or desirable by Client, on the same terms, execute an assignment of rights to Client with respect to such Developed IP, including any patent applications or patents.

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15.	CONFIDENTIALITY

15.1	For purposes of this Agreement, the term “Information” will mean:

(a)	With respect to Client, the Specifications, assigned intellectual property, information relating to the Commercial Products and Client Materials and their manufacture including such information produced by PYRAMID in performance of any Purchase Order, all written information which Client delivers to PYRAMID pursuant to this Agreement stamped or otherwise identified in writing on the document “Confidential,” and all oral information which Client declares to be confidential and confirms such declaration in writing within [***] of disclosure; and

(b)	With respect to PYRAMID, all information relating to PYRAMID’s manufacturing procedures, techniques and/or facilities, which PYRAMID delivers to Client in performance of monitoring or auditing under this Agreement stamped or otherwise identified in writing on the document “Confidential” if in writing, or if disclosed verbally, PYRAMID declares to be confidential and confirms such declaration in writing within [***] of disclosure.

15.2	A Party receiving Information (“Receiving Party”) from the other Party (“Disclosing Party”) will maintain the Information in confidence with the same degree of care it holds its own confidential information. The Receiving Party will only use the Information for the purposes of performing its obligations or exercising its rights under this Agreement. The Receiving Party will not disclose the Information to any third party and will only disclose the Information to its officers and employees that need the Information for the purposes of performing its obligations or exercising its rights under this Agreement.

15.3	The Receiving Party’s obligation of nondisclosure and the limitations upon the right to use the Information shall not apply to the extent that the Receiving Party can demonstrate that the Information:

(a)	was in the possession of the Receiving Party prior to the time of disclosure; or

(b)	is or becomes public knowledge through no fault or omission of Receiving Party; or

(c)	is obtained by Receiving Party from a third party under no obligation of confidentiality to the Disclosing Party. All Information will be returned to the Receiving Party upon termination of this Agreement for any reason, except for one copy, which Disclosing Party may use for the sole purpose of determining its continuing confidentiality obligation to the Disclosing Party under this Agreement; or

(d)	if the Receiving Party is requested or ordered to disclose the Information in connection with a legal or administrative proceeding, the Receiving Party will

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give the Disclosing Party prompt notice of such request. The Disclosing Party may seek an appropriate protective order or other remedy or waive compliance with the provisions of this Agreement or both. If the Disclosing Party seeks a protective order or other remedy, the Receiving Party will cooperate with the Disclosing Party. If the Disclosing Party fails to obtain a protective order or waive compliance within the relevant provisions of this Agreement, the Receiving Party will disclose only that portion of Information which its legal counsel determines it is required to disclose.

15.4	All information will be returned to the Receiving Party upon termination of this Agreement for any reason, except for one copy, which may be retained by the Receiving Party’s legal counsel for the sole purpose of determining the Receiving Party’s continuing confidentiality obligation to the Disclosing Party under this agreement.

15.5	All confidentiality obligations of under this Agreement will survive the expiration or termination of this Agreement for a period of [***].

16.	RELATIONSHIP

16.1	PYRAMID is an independent contractor and PYRAMID acknowledges that its personnel or employees are not employees of Client. Accordingly, neither PYRAMID nor its employees or personnel will (a) participate in Client employee benefit plans nor receive any other compensation beyond that stated above, (b) have the power or authority to bind Client or to assume or create any obligation or responsibility, express or implied, on Client’s part or in Client’s name, except as otherwise set forth in this Agreement, or (c) represent to any person or entity that PYRAMID, its personnel or any employee of PYRAMID has such power or authority. PYRAMID will remain solely liable for all aspects of the employment of such persons including, without limitation, recruitment, hiring, firing, training, promotion, compensation, all payroll taxes and other deductions and all premiums or payments made for workers’ compensation coverage, unemployment benefits or any other payments required by law to be made by employers for or on behalf of employees.

16.2	PYRAMID represents and warrants that it and its personnel, and employees are authorized to perform the Services and that neither it nor its personnel or employees will act in violation of any applicable immigration laws or regulations. PYRAMID will indemnify Client against any and all claims, fines, penalties and/or attorneys’ fees incurred by Client for breach by PYRAMID of any immigration laws or regulations and of this warranty.

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17.	PYRAMID WARRANTIES

PYRAMID represents warrants and covenants that:

17.1	all Commercial Product supplied to Client under this Agreement will be manufactured in accordance with cGMP’s, Specifications and Regulatory Standards, and otherwise comply with the obligations set forth in Section 2 above, and all Client Materials, PYRAMID supplied materials and consumables, in-process Commercial Product and finished and packaged Commercial Product shall be stored, processed, and shipped in accordance with cGMP’s, Specifications and Regulatory Standards.

17.2	it is a corporation duly organized and existing in good standing under the laws of the state of its incorporation;

17.3	it has the right and authority to enter into and perform its obligations under this Agreement;

17.4	it will perform all of its obligations under this Agreement in accordance with all applicable governmental laws, rules and regulations;

17.5	it and its employees, affiliates, and agents have never been debarred, or convicted of a crime for which a person can be debarred (i) under Section 306(a) or (b) of the Generic Drug Enforcement Act of 1992, or (ii) for the award of United States of America Federal contracts; and none of PYRAMID’s employees, affiliates, or agents, according to PYRAMID’s best knowledge after due inquiry, has ever been threatened to be debarred or indicted for a crime or otherwise engaged in conduct for which a person can be debarred, (i) under Section 306(a) or (b), or (ii) for the award of United States of America Federal contracts . PYRAMID agrees that it will promptly notify Client upon learning of any such debarment, conviction, threat or indictment; and

17.6	the foregoing warranty is made to Client only and is not transferable to any agents or assigns of Client except to permitted assigns as described in Section 25.1. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THESE TERMS AND CONDITIONS, PYRAMID MAKES NO REPRESENTATION AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

18.	CLIENT WARRANTIES

Client represents, warrants, and covenants that:

18.1	it is a corporation duly organized and existing in good standing under the laws of the state of its incorporation;

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18.2	the Commercial Product and PYRAMID’s use of the processes or procedures described in the Specifications will not infringe the intellectual property rights of third parties;

18.3	it has the right and authority to enter into and perform its obligations under this Agreement; and

18.4	it will perform all of its obligations under this Agreement in accordance with all applicable governmental laws, rules and regulations.

19.	INDEMNIFICATION BY PYRAMID

19.1	PYRAMID will defend, indemnify and hold harmless Client and its Affiliates, and its or their officers, directors, shareholders, employees, agents and representatives from and against any and all liability, damage, loss, cost or expense (including reasonable attorney’s fees, costs and amounts paid in settlement) (collectively, “Losses”) resulting from any third party claim made or suit brought against Client or any such persons arising out of (a) PYRAMID’s breach of any of its representations, warranties or covenants in Section 17; (b) the use by Client of any Commercial Product or Special Product supplied by PYRAMID under this Agreement that does not comply with its applicable Specifications, or (c) infringement of any third party Intellectual Property to the extent such infringement is not caused by or attributable to Client Materials.

19.2	Upon receipt of notice of any such claim or suit, Client will promptly notify PYRAMID thereof and will permit PYRAMID, at its cost, to handle and control such claim or suit; provided, however, that PYRAMID may not settle or compromise any claim or consent to the entry of any judgment regarding which indemnification is being sought hereunder without Client’s prior written consent. Client will have the right to participate in the defense of such claim or suit at its own expense. Client shall afford PYRAMID all reasonable assistance (at PYRAMID’s cost and expense) and will make no admission prejudicial to the defense of such claim or suit.

19.3	The foregoing indemnification obligation will not apply to any claim or suit to the extent it arises directly out of Client’s negligence, willful misconduct or breach of any term, representation, warranty or covenant contained in this Agreement.

20.	INDEMNIFICATION BY CLIENT

20.1

Client will defend, indemnify and hold harmless PYRAMID and its Affiliates, and its or their officers, directors, shareholders, employees, agents and representatives from and against any and all liability, damage, loss, cost or expense (including reasonable attorney’s fees, costs and amounts paid in settlement) (collectively, “Losses”) resulting from any third party claim made or suit brought against PYRAMID or any such persons arising out of (a) Client’s breach of any of its

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representations, warranties or covenants in Section 18; (b) the use by Client of any Commercial Product or Special Product supplied by PYRAMID under this Agreement that complies with its applicable Specifications, or (c) infringement of any third party Intellectual Property to the extent such infringement is caused by or attributable to Client Materials.

20.2	Upon receipt of notice of any such claim or suit, PYRAMID will promptly notify Client thereof and will permit Client, at its cost, to handle and control such claim or suit. PYRAMID will have the right to participate in the defense of such claim or suit at its own expense. PYRAMID will afford Client all reasonable assistance (at Client’s cost and expense) and will make no admission prejudicial to the defense of such claim or suit.

20.3	The foregoing indemnification obligation will not apply to any claim or suit to the extent it arises directly out of PYRAMID’s negligence, willful misconduct or breach of any term, representation, warranty or covenant contained in this Agreement.

21.	INSURANCE

At all times commencing with the Effective Date of the signed Agreement, Client shall maintain adequate product or general liability insurance and shall maintain adequate property insurance to appropriately cover the replacement cost of Client Materials. At all times commencing with the Effective Date of the signed Agreement, PYRAMID shall carry insurance adequate to cover its interest or liabilities hereunder including, but not limited to, worker’s compensation, general liability, and property insurance sufficient to cover damage to Pyramid materials and Client Materials, as further defined in Section 8.3 and such coverage shall be a [***].

22.	LIMITATION OF LIABILITY

Except for breach of the Confidentiality Obligations, or liability for infringement or misappropriation of their party Intellectual Property rights, each Party’s liability under this Agreement shall be [***]. Neither Party shall be liable under this Agreement, whether in tort, contract or otherwise, for any indirect, incidental or consequential losses or any punitive or exemplary damages.

23.	PUBLICITY

23.1	No press releases or other statements in connection with this Agreement intended for use in the public or private media shall be made by Client or PYRAMID without the prior written consent of the other Party. If either Party is required by law or governmental regulation to describe its relationship to the other, it will promptly give the other Party notice with a copy of any disclosure it proposes to make.

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23.2	In addition, PYRAMID will not use Client’s name in connection with any products, services, promotion, or advertising without Client’s prior written permission.

24.	TERM AND TERMINATION

24.1	This Agreement will end on completion of the Services set forth herein or under the last Purchase Order placed within [***] from the Effective Date. This Agreement shall automatically continue after the Initial Term for successive terms of [***] each unless either Party gives written notice to the other Party of its intention to terminate this agreement giving [***] notice.

24.2	Either Party at its sole option may immediately terminate this Agreement upon written notice, but without prior advance notice, to the other Party in the event that (i) the other Party is declared insolvent or bankrupt by a court of competent jurisdiction; (ii) a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by such other Party; or (iii) this Agreement is assigned by such other Party for the benefit of creditors.

24.3	If either Party breaches this Agreement, the other Party may terminate this agreement if the breaching Party does not cure the breach within [***] of written notice of the same. Termination will be without prejudice to any rights that may have been accrued to either Party before termination. Cure of a breach under this Section 24.3 will not be available under the following Sections 24.4-24.7.

24.4	Client may terminate this Agreement upon [***] written notice in the event that FDA or any other governmental agency takes any action, or raises any objection, that prevents the Client from importing, exporting, purchasing or selling Commercial Product.

24.5	Client may terminate this Agreement upon [***] written notice in the event that PYRAMID has [***] within the same Calendar Year.

24.6	Client may terminate this Agreement upon [***] written notice in the event that PYRAMID does not have suitable Total Available Capacity to deliver Client’s Rolling Forecast or Long-Term Forecast.

24.7	Client may terminate this Agreement upon [***] written notice in the event that PYRAMID and Client cannot agree on revised pricing resulting from any requested Specification change as further defined in Section 5.

24.8	Except for expiration or termination of this Agreement for reasons stated in Sections 24.2 and 24.3, Client shall have the option to secure and PYRAMID shall agree to supply, an additional inventory of Commercial Product [***] according to a delivery schedule agreeable to both Parties.

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24.9	Upon expiration or termination of this Agreement for any reason, PYRAMID will return, at Client’s expense, all Client Materials, Client equipment and Client documentation. In addition, the Parties will return to each all copies of the other Party’s Information except for one copy that may be retained for the sole purpose of determining continuing obligations under Section 15.

24.10	Client shall provide at least [***] prior notice if it intends to no longer order a Commercial Product due to discontinuance of the Commercial Product in the market.

25.	GENERAL

25.1	Assignment; Subcontractors. Neither Party will transfer or assign its rights or obligations under this Agreement, in whole or in part, without the other Party’s prior written permission; provided, however, that Client may assign its rights and obligations under this Agreement to any Affiliate without PYRAMID’s prior consent but must give PYRAMID written notice of such assignment within [***] following the assignment. PYRAMID may not utilize subcontractors to perform any part of the Services without prior written authorization by Client. All assignees must comply with the terms of this Agreement.

25.2	[***].

25.3	Entire Agreement; Amendments. The provisions, terms and conditions of this Agreement (including its Schedules and any subsequent Purchase Orders) constitute the entire agreement of the Parties with regard to the subject matter of this Agreement and supersede any prior agreements whether oral or written. No waiver, modification, change or amendment of any of the provisions of this Agreement shall be valid unless in writing and signed by the Party against whom such claimed waiver, modification, change or amendment is sought to be enforced. The terms of this Agreement shall supersede any subsequent Schedules or Purchase Orders in the event of inconsistencies with the terms of this Agreement.

25.3	Notices. All notices, requests, demands and other communications required or permitted to be given hereunder will be in writing and will be deemed to have been given (a) when received, if delivered in person, or (b) three (3) business days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt requested, in any such case as follows:

If to Client:

Xeris Pharmaceuticals, Inc.

180 N. LaSalle Street, Suite 1800

Chicago, Illinois 6060

Attn.: COO & General Counsel

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If to PYRAMID:	PYRAMID Laboratories, Inc. 3598 Cadillac Ave. Costa Mesa, California 92626 Attn.: President & CEO

25.4	Severability. If any term or provision of this Agreement is invalid or unenforceable, the remainder of this Agreement shall be unaffected thereby and each remaining term or provision of this Agreement is valid and will be enforceable to the fullest extent permitted by law.

25.5	Waiver. The failure of either Party to insist upon strict observation or performance of any provision of this Agreement, or to exercise any right or remedy shall not impair or waive any such right or remedy in the future. Every right and remedy given by this Agreement to the Parties may be exercised from time to time as often as appropriate. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

25.6	Force Majeure. Neither Party will be liable nor deemed to be in default for any delay or failure in performance under this Agreement or other interruption of service or employment deemed resulting directly or indirectly from Acts of God, civil or military authority, acts of public enemy, war, accident, fire, explosion, earthquake, flood, failure of transportation, strike, or other work interruption by either party’s employees or any similar or dissimilar cause beyond the reasonable control of either Party.

25.7	Binding Effect. This Agreement will be binding upon and will inure to the benefit of Client and PYRAMID, their respective successors and permitted assigns.

25.8	Arbitration. Any dispute, controversy or claim arising out of or related to this Agreement, or the breach thereof, shall be settled by binding arbitration in accordance with the Commercial Rules of the American Arbitration Association, and judgment upon any arbitration award rendered hereunder may be entered in any court having jurisdiction. Each Party shall select one (1) neutral arbitrator from a list provided by the American Arbitration Association and those two arbitrators shall select a third arbitrator from the list. The arbitration process shall take place in Delaware, or such other place as the Parties may hereafter agree. The prevailing Party shall have the costs for the arbitration, including attorneys’ fees, paid by the non-prevailing Party.

25.9	Governing Law. This Agreement is to be construed and determined under the laws of the State of Delaware.

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25.10	Headings. The headings of this Agreement are inserted merely for convenience and ease of reference and will not affect or modify the meaning of any of the terms, covenants or conditions of this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate originals by their duly authorized representatives.

PYRAMID Laboratories Inc.		Xeris Pharmaceuticals, Inc.

By:		By:
Name:	Medhat Gorgy	Name:	Paul Edick
Title:	President& CEO	Title:	CEO
Date:		Date:

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Schedule A

Batch Size, Dosage, Yield*, Volume, Pricing

[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***].

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Schedule A (continued)

Batch Size, Dosage, Yield, Volume Pricing

Pricing Assumptions:

1.	Standard Batch [***].

2.	Standard batch size estimates based on [***] theoretical yield per dosage; yield assumptions and batch sizes shall be adjusted annually based on actual production history.

3.	Batch size/yield/price independent [***].

4.	Pricing subject to annual adjustments as defined under Section 3.3.2, [***].

5.	Pricing for Validation Batches shall be adjusted as defined under Section 3.3.3 [***].

6.	Price includes [***].

7.	Price includes [***].

8.	Price excludes [***].

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Schedule B

Client Materials

Name	Description	Client Specification
[***]	[***]	[***]

[***]	[***]	[***]
[***]
[***]
[***]

[***]	[***]	[***]
[***]
[***]
[***]

[***]	[***]	[***]
[***]
[***]

[***]	[***]
	[***]	[***]

Specifications for each Client Material shall be updated from time to time as required in accordance with provisions of the Quality Agreement.

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Schedule C

Commercial Products

Client Part Number	Description
[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

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